UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2023 (January 20, 2023)

CONSTELLATION ACQUISITION CORP I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39945	98-1574835
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

181 Westchester Ave Suite 407A Port Chester, NY	10573
(Address of principal executive offices)	(Zip Code)

+1 914 615 9912

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CSTA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CSTA.W	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CSTA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 30, 2022, Constellation Acquisition Corp I (“Constellation”) filed a definitive proxy statement (the “Extension Proxy Statement”) for an extraordinary general meeting of its shareholders to be held on January 24, 2023 to consider and act upon a proposal to extend the date (the “Termination Date”) by which Constellation must complete an initial business combination to April 29, 2023 (the “Articles Extension Date”) and to allow Constellation, without the need for another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis, for up to nine times, by an additional one month each time, after the Articles Extension Date, by resolution of Constellation’s board of directors, if requested by Constellation Sponsor GmbH & Co. KG, a German limited partnership. The Extension Proxy Statement was mailed to Constellation shareholders of record as of December 27, 2022. Shareholders may obtain a copy of the Extension Proxy Statement at the SEC’s website (www.sec.gov).

As set forth in the Extension Proxy Statement, the deadline by which Constellation public shareholders had to complete the procedures for electing to redeem their Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), was 5:00 p.m., Eastern Time, on January 20, 2023 (“Redemption Deadline”). The initial number of Ordinary Shares tendered for redemption prior to the Redemption Deadline was 27,131,706. The deadline for shareholders to withdraw previously submitted redemption requests is Tuesday, January 24, 2023, prior to 9:00 a.m., Eastern Time, subject to approval by the board of directors of Constellation.

Shareholders may make such request by contacting our transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail:mzimkind@continentalstock.com).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2023

CONSTELLATION ACQUISITION CORP I

By:	/s/ Klaus Kleinfeld
Name:	Klaus Kleinfeld
Title:	Chief Executive Officer

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